                                                                   Exhibit 10.17




                          GENENCOR INTERNATIONAL, INC.

                             INCOME REPLACEMENT PLAN





                         EFFECTIVE AS OF JANUARY 1, 1998





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                          GENENCOR INTERNATIONAL, INC.
                             INCOME REPLACEMENT PLAN


                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
ARTICLE 1
                  DEFINITIONS..........................................................2

        1.01      ACCRUED BENEFIT......................................................2
        1.02      ACTUARIAL EQUIVALENT, EQUIVALENT ACTUARIAL
                  VALUE, ACTUARIAL EQUIVALENCE AND PRESENT VALUE.......................2
        1.03      AFFILIATED COMPANY...................................................3
        1.04      ANNUITY STARTING DATE................................................3
        1.05      AVERAGE ANNUAL EARNINGS..............................................3
        1.06      BREAK IN SERVICE.....................................................3
        1.07      CODE.................................................................3
        1.08      COMMITTEE............................................................3
        1.09      COMPENSATION.........................................................3
        1.10      COVERED EMPLOYEE.....................................................5
        1.11      DISABILITY...........................................................5
        1.12      EFFECTIVE DATE.......................................................5
        1.13      EMPLOYEE.............................................................6
        1.14      EMPLOYER.............................................................6
        1.15      ERISA................................................................6
        1.16      GATT INTEREST RATE...................................................6
        1.17      GATT MORTALITY TABLE.................................................6
        1.18      HOUR OF SERVICE......................................................6
        1.19      NORMAL RETIREMENT AGE................................................7
        1.20      NORMAL RETIREMENT DATE...............................................7
        1.21      PARTICIPANT..........................................................7
        1.22      PARTICIPATING EMPLOYER...............................................7
        1.23      PLAN.................................................................7
        1.24      PLAN SPONSOR.........................................................7
        1.25      PLAN YEAR............................................................7
        1.26      TRUST................................................................7
        1.27      TRUST FUND...........................................................7
        1.28      TRUSTEE..............................................................7
        1.29      YEAR OF CREDITED SERVICE.............................................7
        1.30      YEAR OF VESTING SERVICE..............................................8

ARTICLE 2         ELIGIBILITY FOR PARTICIPATION........................................11

        2.01      INITIAL ELIGIBILITY..................................................11
        2.02      SUBSEQUENT ELIGIBILITY...............................................11
        2.03      REHIRED PARTICIPANTS.................................................11

ARTICLE 3         RETIREMENT BENEFITS..................................................12

        3.01      NORMAL RETIREMENT BENEFITS...........................................12
        3.02      LATE RETIREMENT BENEFITS.............................................13
        3.03      SEPARATION FROM SERVICE BEFORE NORMAL RETIREMENT AGE.................14
        3.04      FORMS OF BENEFITS....................................................14
        3.05      PAYMENTS TO MINORS AND INCOMPETENTS..................................15
        3.06      NON-LOCATABLE PARTICIPANTS...........................................15
        3.07      CASH-OUT BY COMMITTEE................................................15
        3.08      MAXIMUM LIMITATION ON BENEFITS.......................................16
        3.09      STANDARD BENEFIT PROVISIONS..........................................16
        3.10      DISTRIBUTION REQUIREMENTS............................................18
        3.11      DIRECT ROLLOVERS.....................................................20

ARTICLE 4         DEATH BENEFITS.......................................................22

        4.01      DEATH PRIOR TO ANNUITY STARTING DATE: MARRIED
                  PARTICIPANTS.........................................................22
        4.02      DEATH PRIOR TO ANNUITY STARTING DATE: UNMARRIED
                  PARTICIPANTS.........................................................22
        4.03      DEATH AFTER ANNUITY STARTING DATE: MARRIED
                  PARTICIPANTS.........................................................22

ARTICLE 5
                  CONTRIBUTIONS........................................................23

        5.01      EMPLOYER CONTRIBUTIONS...............................................23
        5.02      DEDUCTIBILITY OF CONTRIBUTIONS.......................................23


ARTICLE 6         AMENDMENT AND TERMINATION............................................24

        6.01      PLAN SPONSOR'S RIGHT TO AMEND........................................24
        6.02      TERMINATION OF THE PLAN..............................................24
        6.03      RELEASE AND DISCHARGE OF COMMITTEE...................................25

ARTICLE 7         ADMINISTRATION.......................................................26

        7.01      ADMINISTRATION.......................................................26

ARTICLE 8         THE COMMITTEE........................................................27


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

        8.01      MEMBERS..............................................................27
        8.02      PROCEDURE............................................................27
        8.03      POWERS AND RESPONSIBILITIES..........................................27
        8.04      CERTIFICATIONS AND INVESTIGATIONS....................................28
        8.05      CLAIMS PROCEDURE.....................................................28
        8.06      ADVICE...............................................................30
        8.07      DELEGATION...........................................................30
        8.08      LIABILITY; INDEMNIFICATION...........................................30
        8.09      INSURANCE............................................................31
        8.10      BONDING..............................................................31
        8.11      COMPENSATION.........................................................31
        8.12      PLAN RECORDS.........................................................31
        8.13      INSTRUCTIONS TO TRUSTEES.............................................31
        8.14      INVESTMENT MANAGERS..................................................31

ARTICLE 9         TRUST AND TRUSTEE....................................................33

        9.01      TRUST FUND...........................................................33

ARTICLE 10        MERGERS AND CONSOLIDATIONS...........................................34

        10.01     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF
                  THE EMPLOYER.........................................................34
        10.02     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF
                  THE PLAN.............................................................34


ARTICLE 11        TOP HEAVY PROVISIONS.................................................35

        11.01     TOP HEAVY REQUIREMENTS...............................................35
        11.02     TOP HEAVY PLAN DEFINITIONS...........................................37

ARTICLE 12        MISCELLANEOUS........................................................39

        12.01     NO RIGHT TO EMPLOYMENT...............................................39
        12.02     HEADINGS.............................................................39
        12.03     COUNTERPARTS.........................................................39
        12.04     GOVERNING LAW........................................................39
        12.05     RULES AND REGULATIONS................................................39
        12.06     NO ASSIGNMENT OF BENEFITS............................................39
        12.07     EXCLUSIVE BENEFIT....................................................39
        12.08     RESTRICTED BENEFITS..................................................41
        12.09     WITHDRAWAL OR TERMINATION BY AN EMPLOYER.............................42

                          GENENCOR INTERNATIONAL, INC.

                             INCOME REPLACEMENT PLAN

                         EFFECTIVE AS OF JANUARY 1, 1998


The Genencor International, Inc. Income Replacement Plan (the "Plan"), is adopted, effective January 1, 1998, by Genencor International, Inc. (the "Plan Sponsor") and certain other participating employers (collectively, the "Employer").

This Plan is designed to increase the financial security of eligible employees at retirement through participation in a pension plan during their periods of active employment while this Plan remains in effect. The Plan and Trust are intended to qualify under Code sections 401(a) and 501(a).

The Genencor International, Inc. Income Replacement Plan applies only with respect to individuals who are employees of the Employer on or after January 1, 1998.

                                    ARTICLE 1

                                   DEFINITIONS

        The following terms, when used in this Plan, shall have the meanings set forth below, unless different meanings are clearly required by the context:

        1.01 ACCRUED BENEFIT means, for any Participant, as of any date, the monthly retirement benefit payable as a single life annuity commencing at the Participant's Normal Retirement Date (or the date described in Section 3.02, if later). Such annuity shall be calculated by taking the amount calculated pursuant to the formula in Section 3.01(b) as of that date and projecting it with 5% interest to his or her Normal Retirement Date. Such projected amount at Normal Retirement Date shall then be converted to a single life annuity using the GATT Interest Rate and GATT Mortality Table. A Participant's Accrued Benefit can decrease only if the Participant receives a distribution.

        1.02 ACTUARIAL EQUIVALENT, EQUIVALENT ACTUARIAL VALUE, ACTUARIAL EQUIVALENCE AND PRESENT VALUE mean, except as otherwise provided below, a benefit having an equivalent value determined by using an interest rate assumption of 5% and to GAM83 mortality using 50% of the male rates and 50% of the female rates.

        (a) The term "Actuarial Equivalent of the Accrued Benefit" shall mean a benefit determined by converting the Accrued Benefit to a single sum at the Annuity Starting Date by applying a factor based on the GATT Interest Rate and the GATT Mortality Table. The amount of a benefit payable in the form of a single sum under Section 3.04, 3.07, 3.09 or 4.01 shall be equal to the amount calculated pursuant to the formula in Section 3.01(b); provided, however, that in no event shall any such benefit payable in the form of a lump sum be less than the Actuarial Equivalent of the Participant's Accrued Benefit.

        (b) For adjustments under Section 3.08, the mortality table shall be the GATT Mortality Table and the interest rate for purposes of adjusting the benefit or limitation under Code section 415(b)(2)(B) or (C) of any form of benefit subject to Code section 417(e)(3) shall be the GATT Interest Rate.

        (c) In determining the Actuarial Equivalent value of in-service payments for purposes of required distributions under Code section 401(a)(9), the amount calculated pursuant to the formula in Section 3.01(b) at actual retirement shall first be determined as of the Participant's actual retirement. Next it shall be reduced by the accumulated value, with interest, of payments to the Participant between the benefit commencement date and actual retirement. The interest rate used to accumulate payments shall be 5% during the period payments were made.

        1.03 AFFILIATED COMPANY means any corporation, trade or business during any period in which it is, along with the Plan Sponsor, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in Code sections 414(b), 414(c), 414(m) and 414(o).

        1.04 ANNUITY STARTING DATE means the first day of the first period for which an amount is paid as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

        1.05 AVERAGE ANNUAL EARNINGS means for any Participant as of any date, one-fifth (1/5) of the Compensation received by the Participant during the five
(5) consecutive Years (or partial Years) of Credited Service for which Compensation was the highest during the ten (10) year period ending with the Plan Year including the date of such determination; except that, where a Participant has had less than five (5) full Years of Credited Service, Average Annual Earnings shall be his or her average annual Compensation during such shorter number of full Years of Credited Service.

        1.06 BREAK IN SERVICE means a Plan Year during which an Employee is not credited with more than five hundred (500) Hours of Service.

        1.07 CODE means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.

        1.08 COMMITTEE means the Retirement Committee appointed by the Plan Sponsor to administer the Plan.

        1.09 COMPENSATION means the sum of the remuneration subject to withholding of United States income tax paid by the Employer to the Employee during the relevant Plan Year as follows:

        (a) amounts received for the performance of duties in the form of:

               (1) wages and salaries;

               (2) overtime pay, shift differential pay, incentive premiums and other premiums for the performance of duties;

               (3) holiday allowances and premiums;

               (4) commissions and sales bonuses;

               (5) Genencor International, Inc. Variable Pay Plan payments;

               (6) Cedar Rapids Continuous Improvement Bonus payments;

        (b) amounts received for periods during which no duties were performed because of an authorized absence, provided that such amounts would otherwise be described in subsection (a);

        (c) amounts which would have been paid to the Employee but which instead are contributed by the Employer to an employee benefit plan pursuant to a salary reduction agreement and which are not includible in the gross income of the Employee under Code section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

        Notwithstanding anything in this Section to the contrary, Compensation shall not include reimbursements or other expense allowances (e.g., travel reimbursements, special expense reimbursements), fringe benefits (e.g., life insurance premiums) except as provided in subsection (c), payments related to educational expenses, awards (e.g., cash, merchandise or miscellaneous recognition or suggestion awards), tax allowance adjustments, payments related to relocation (e.g., moving expenses, relocation allowances, temporary living allowances), expatriate special payments (e.g., goods and services allowances, housing allowances, tax allowances), special miscellaneous individual bonuses (e.g., completion bonuses), Genencor International, Inc. Employees' Profit Plan payments, Genencor International, Inc. Equity Value Plan payments, or other extra remuneration.

        Notwithstanding any other provision of this Plan, Compensation shall not take into account annual remuneration in excess of the dollar amount set forth in Code section 401(a)(17). The Code section 401(a)(17) dollar limit is one hundred sixty thousand dollars ($160,000) for 1998. This dollar limit shall be adjusted automatically at the same time and in the same manner as any cost-of-living adjustment made by the Secretary of the Treasury under Code section 415(d) (as modified by Code section 401(a)(17)).

        1.10 COVERED EMPLOYEE means any United States-based Employee, but excluding:

        (a) any employee of an Affiliate, unless the Affiliate has formally adopted the Plan;

        (b) any foreign national on short-term (three years or less) assignment in the United States whose service while in the United States is expected to be credited toward benefit accrual under a pension program in his or her home country;

        (c) any individual whose employment with the Employer is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement specifically provides for coverage under this Plan;

        (d) any individual who is designated a student intern, summer or project employee;

        (e) any individual who is a leased employee as defined by Code section 414(n);

        (f) any individual excluded pursuant to an Adoption Agreement between the Plan Sponsor and a Participating Employer; and

        (g) any individual who is not treated as a common-law employee on the payroll records of the Employer, l 1 even if such individual is subsequently determined to have been a common-law employee.

        1.11 DISABILITY means a physical or mental condition of a person resulting from bodily injury, disease, or mental disorder which renders the person eligible to receive benefits from the Genencor International, Inc. Long Term Disability Plan.

        1.12 EFFECTIVE DATE means January 1, 1998, the effective date of the Plan.


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

        1.13 EMPLOYEE means any person employed by the Plan Sponsor or an Affiliate, except such a person who is a leased employee as defined by Code section 414(n).

        1.14 EMPLOYER means, collectively, Genencor International, Inc. and the Participating Employers.

        1.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        1.16 GATT INTEREST RATE means the annualized interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the month of November preceding the first day of the Plan Year during which the Annuity Starting Date occurs.

        1.17 GATT MORTALITY TABLE means the 1983 Group Annuity Mortality Table, weighted 50 percent male and 50 percent female, or such other mortality assumption that constitutes the "applicable mortality table" defined in Treasury Regulations section 1.417(e)-1T(d)(2).

        1.18 HOUR OF SERVICE means each hour for which an Employee is directly or indirectly compensated by the Employer for the performance of duties for the Employer, or for reasons other than the performance of such duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and each hour for which back pay is either awarded or granted to such Employee by the Employer, regardless of mitigation of damages. In computing and crediting Hours of Service for periods during which the Employee does not perform duties for the Employer, no more than five hundred one (501) Hours of Service shall be credited for any single continuous period of nonperformance of duties for the Employer, and the rules set forth in sections 2530.200b-2(b) and (c) of Department of Labor Regulations shall apply, and those rules are incorporated herein by reference. Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent for maternity or paternity reasons will receive credit for up to five hundred one (501) Hours of Service for the Hours of Service which would otherwise have been credited to the Employee had the Employee not been absent, or if those Hours of Service cannot be determined, eight (8) Hours of Service for each day of absence. The Hours of Service credited for a maternity or a paternity absence shall be credited in the year the absence begins if necessary to prevent a Break in Service for that year or, in any other case, in the immediately following year. An absence for maternity or paternity reasons means an absence (a) because of the individual's pregnancy, (b) because of the birth of the individual's child,
(c) because of the individual's adoption of a child, or (d) for purposes of caring for the individual's child beginning immediately following the child's birth or placement with the individual.

        1.19 NORMAL RETIREMENT AGE means a Participant's sixty-fifth (65th) birthday.

        1.20 NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the date the Participant reaches Normal Retirement Age.

        1.21 PARTICIPANT means any Covered Employee who meets the eligibility conditions provided in Article 2. A Participant shall continue to be a Participant as long as he or she is entitled to receive or is receiving a Plan benefit.

        1.22 PARTICIPATING EMPLOYER means each Affiliated Company designated by Genencor International, Inc. to be a participating employer under this Plan and which has entered into an Adoption Agreement with Genencor International, Inc., and any successor or successors thereto.

        1.23 PLAN means the Genencor International, Inc. Income Replacement Plan as set forth in this document and as amended from time to time.

        1.24 PLAN SPONSOR means Genencor International, Inc.

        1.25 PLAN YEAR means the twelve (12) month period beginning each January 1 and ending each December 31 during which this Plan is in effect.

        1.26 TRUST means the trust established under this Plan or under a separate trust agreement which forms a part of this Plan.

        1.27 TRUST FUND means the assets of the Trust.

        1.28 TRUSTEE means the trustee of the Trust serving as such from time to time.

        1.29 YEAR OF CREDITED SERVICE means a Plan Year beginning on or after the Effective Date during which a Participant is credited with two thousand two hundred eighty (2,280) or more Hours of Service with an Employer, subject to the provisions set forth below. A Participant who is credited with one Hour of Service in a calendar month shall be credited with 190 Hours of Service for the purpose of determining Years of Credited Service. A Participant who is credited with fewer than two thousand two hundred eighty (2,280) Hours of Service in a Plan Year will be credited with a partial Year of Credited Service.

        (a) If an Employee is transferred to a class of employment ineligible for participation in this Plan, but remains employed by the Employer, except as otherwise provided under the Plan, the Employee shall no longer accrue Years of Credited Service.

        (b) If an Employee is transferred from an ineligible class to an eligible class of employment for participation in this Plan, except as otherwise provided under the Plan, the Employee shall not receive Years of Credited Service for any of the Employee's prior service (except with respect to any service rendered while a prior Participant of this Plan in accordance with the provisions of this Plan at that time) with the Employer.

        (c) Anything in this Plan to the contrary notwithstanding, Years of Credited Service shall not be granted for service for which the Participant had previously received a distribution of his or her entire benefit under the Plan.

        (d) An Employee who is absent from service with the Employer solely by reason of military service under circumstances by which such Employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such Employee shall be deemed not to have quit or have been absent from service with the Employer if such Employee returns to service with the Employer before the expiration of such reemployment rights; provided, however, in the event such Employee fails to return to service with the Employer before the expiration of such reemployment rights, such Employee shall be deemed to have quit on the first day on which such Employee was first absent from service with the Employer by reason of such military service.

        (e) Generally, Years of Credited Service completed prior to the Effective Date shall be disregarded. For the purpose of determining Service Points under Section 3.01(b) only, Years of Credited Service will include service performed for the Employer prior to the Effective Date and service described below in Section 1.30(e) and (f) determined as if such service had been performed for the Employer.

        1.30 YEAR OF VESTING SERVICE means a Plan Year in which an Employee is credited with at least one thousand (1,000) Hours of Service, provided, however, that Years of Vesting Service prior to the Employee's last Break in Service shall be excluded, subject to the provisions set forth below.

        (a) If an Employee is transferred to a class of employment ineligible for participation in this Plan, but remains employed by the Employer, the Employee shall continue to earn Years of Vesting Service with respect to the benefit earned to the Employee's date of transfer.

        (b) If an Employee is transferred from an ineligible class to an eligible class of employment for participation in this Plan, the Employee shall receive Years of Vesting Service credit (determined under the above rules) for the Employee's prior service with the Employer.

        (c) Years of Vesting Service after five consecutive Breaks in Service shall be disregarded in determining a Participant's vested interest in his or her benefit accrued before the Breaks in Service.

        (d) If an Employee who is eligible for a vested pension under this Plan incurs a Break in Service and thereafter is reemployed, the Employee shall be credited with all Years of Vesting Service earned prior to the Employee's Break in Service. If an Employee who is not eligible for a vested pension under this Plan incurs a Break in Service and thereafter is reemployed, Years of Vesting Service shall be disregarded if the number of his or her consecutive one (1) year Breaks in Service equals or exceeds the number of his or her prior Years of Vesting Service.

        (e) If the Employer is a member of a controlled group of employers, a group of entities under common control or an affiliated service group, within the meaning of Code section 414(b), (c), (m) or (o), Years of Vesting Service shall be determined as if all members of the group were a single employer, excluding, however, employment during periods when the Employer was not a member of the controlled group, except as otherwise provided under the Plan.

        (f) If an individual was employed by Eastman Kodak Company, a New Jersey corporation, Snomax Technologies, a subsidiary of Eastman Kodak Company, Cultor Ltd., a Finnish corporation, or Genencor, Inc., a Delaware corporation, before January 1, 1995, and became an employee of the Plan Sponsor on or before January 1, 1995, because of a corporate transaction involving the Plan Sponsor and his or her immediately prior employer, such Employee's Years of Vesting Service completed before January 1, 1995, shall include service with Eastman Kodak Company, Snomax Technologies, Cultor Ltd., and Genencor, Inc., determined as if such service had been performed for the Plan Sponsor. If an individual was employed by Royal Gist-Brocades N.V., a Netherlands company, before June 2, 1995, and became an employee of the Plan Sponsor on June 2, 1995, because of a corporate transaction involving the Plan Sponsor and Royal Gist-Brocades N.V., such Employee's Years of Vesting Service completed before June 2, 1995, shall include service with Royal Gist-Brocades N.V., determined as if such service had been performed for the Plan Sponsor. If an individual was employed by Genencor International Indiana, Inc. (formerly known as Solvay Enzymes, Inc.), a Delaware corporation, before July 1, 1996, and became an employee of the Plan Sponsor on July 1, 1996, because of a corporate transaction involving the Plan Sponsor and Genencor International Indiana, Inc., such Employee's Years of Vesting Service completed before July 1, 1996, shall include service with Genencor International Indiana, Inc., determined as if such service had been performed for the Plan Sponsor.

        (g) An Employee who is absent from service with the Employer or an Affiliated Company solely by reason of military service under circumstances by which such Employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such Employee shall be deemed not to have quit or have been absent from service with the Employer or an Affiliated Company if such Employee returns to service with the Employer or an Affiliated Company before the expiration of such reemployment rights; provided, however, in the event such Employee fails to return to service with the Employer or an Affiliated Company before the expiration of such reemployment rights, such Employee shall be deemed to have quit on the first day on which such Employee was first absent from service with the Employer or an Affiliated Company by reason of such military service.

        (h) Years of Vesting Service shall include service with the Plan Sponsor or an Affiliated Company as a leased employee as defined by Code section 414(n).

        (i) Unless otherwise disregarded under this Section, Years of Vesting Service completed prior to the Effective Date shall be taken into account.

                                    ARTICLE 2

                          ELIGIBILITY FOR PARTICIPATION

        2.01 INITIAL ELIGIBILITY. Each person who is a Covered Employee on the Effective Date will become a Participant in the Plan on the Effective Date.

        2.02 SUBSEQUENT ELIGIBILITY. Each Employee who first becomes a Covered Employee after the Effective Date will become a Participant on the date on which the Employee becomes a Covered Employee.

        2.03 REHIRED PARTICIPANTS. A Participant whose employment with the Employer terminates and who is rehired as a Covered Employee will be eligible to participate in this Plan on the first day he or she is reemployed by the Employer.

                                    ARTICLE 3

                               RETIREMENT BENEFITS

        3.01 NORMAL RETIREMENT BENEFITS. Subject to any limitations provided under the Plan, each Participant who is an Employee on his or her Normal Retirement Age, on the date he or she incurs a Disability, or on the date of his or her death shall be one hundred percent (100%) vested in his or her Plan benefit.

        (a) The monthly benefit payable to a Participant upon retirement at his or her Normal Retirement Date shall equal the amount calculated under the formula provided in subsection (b) as of that date, converted to a single life annuity using the GATT Interest Rate and GATT Mortality Table.

        (b) The pension benefit amount which will be converted to a single life annuity shall be determined as of the last day of each Plan Year and shall equal the greater of

               (1) the Participant's pension benefit amount as of the end of the prior Plan Year increased by 5%, or

               (2) his or her Average Annual Earnings as of the end of such Plan Year multiplied by the sum of Compensation Percentages accumulated in such Plan Year and in each earlier Plan Year, which percentages shall be determined on the basis of the Participant's Service Points and his or her Age Points (including both years and months) as of the last day of each such Plan Year, in accordance with the following table:

                   --------------------------------------------
                      Sum of Service Points and Age Points
                            (Years and Full Months of
                   Service Points Plus Years and Full Months of
                       Age Points) Compensation Percentages
                   --------------------------------------------
                          <40                            5%
                          40-49                          6%
                          50-59                          7%
                          60-120                         8%
                   --------------------------------------------


A Participant's Service Points and Age Points shall be determined as of the last day of each Plan Year. A Participant's Service Points shall equal his or her Years of Credited Service, expressed in years and months. A Participant's Age Points shall equal the Participant's attained age, expressed in years and months and rounded up to the nearest full month. At the end of each Plan Year in which a Participant completes a Year of Credited Service, the Participant will be credited with a Compensation Percentage based on the above table. In the case of a Participant who completes less than one (1) Year of Credited Service during such Plan Year, the Compensation Percentage added to the formula for determining his or her benefit will be reduced, and will equal the Compensation Percentage which would otherwise have been credited multiplied by a fraction representing the portion of the Year of Credited Service completed during such Plan Year.

        (c) Any monthly pension benefit hereunder shall be reduced by the Actuarial Equivalent benefit paid or payable to or on account of any Participant under any other qualified defined benefit pension plan of the Employer to the extent that such amount paid or payable under such other qualified pension plan is attributable to contributions paid by the Employer (or any predecessor of the Employer) with respect thereto, if such benefit under such other plan would result in a duplication of pension benefits.

        3.02 LATE RETIREMENT BENEFITS. Subject to the requirements of Section 3.10, if a Participant continues employment with the Employer after the Participant's Normal Retirement Date, the Participant's retirement benefits under the Plan shall not commence until the first day of the month coincident with or next following the date of the Participant's actual retirement. Notwithstanding the preceding, a Participant's benefits shall not be deferred during any month during which the Participant is credited with less than forty
(40) Hours of Service.

        If a Participant retires after his or her Normal Retirement Date, the retirement benefit provided for the Participant at his or her actual retirement will equal the greater of

        (a) the amount calculated under the formula in Section 3.01(b) as of the Participant's actual retirement converted to a single life annuity using the GATT Interest Rate and GATT Mortality Table, or

        (b) the Actuarial Equivalent of the amount calculated under the formula in Section 3.01(b) using only Years of Credited Service, Service Points and Compensation up to the Participant's Normal Retirement Date converted to a single life annuity using an interest rate assumption of 5%, and the GAM 83 mortality table using 50% of the male rates and 50% of the female rates;

provided, however, that the Participant's late retirement benefit will be the amount determined in (a), and the amount determined by the actuarial increase in
(b) will be disregarded unless either (1) the Committee fails to give Participants the notice specified in Department of Labor regulations section 2530.203-3; or (2) the Participant's benefit commences under Section 3.10(b)(1) after April 1 following the year in which the Participant attained age 70-1/2.

Notwithstanding the preceding, any benefit that accrues after the Participant's Normal Retirement Date will be offset (but not below zero) by the Actuarial Equivalent of any distributions made to the Participant after the Participant's Normal Retirement Date.

        3.03 SEPARATION FROM SERVICE BEFORE NORMAL RETIREMENT AGE.

        (a) General Rule. Subject to the provisions of Section 3.10(d) in the event of reemployment, a Participant whose employment terminates prior to his or her Normal Retirement Date but after he or she has completed five or more Years of Vesting Service shall be entitled to receive a benefit commencing at Normal Retirement Date equal to his or her Accrued Benefit as of his or her Normal Retirement Date.

        (b) Early Commencement. Subject to the provisions of Section 3.04, a Participant whose employment terminates prior to his or her Normal Retirement Date but after he or she has completed five or more Years of Vesting Service shall be entitled to elect that payments of the Accrued Benefit commence as of the first day of the month following his or her termination of employment. The monthly amount of a Participant's benefit under this subsection shall be the Actuarial Equivalent of the Accrued Benefit. The value of the pension benefit amount under this Section shall be determined as of the Annuity Starting Date.

        3.04 FORMS OF BENEFITS.

        (a) Normal Form of Benefit. Subject to the requirements of Section 3.07 and Section 3.09, a Participant's monthly pension benefit, as computed in
Section 3.01 above, shall be paid in the form of an annuity for the Participant's lifetime. Upon the Participant's death, all payments shall cease.

        (b) Optional Forms of Benefit Payment. Subject to the requirements of
Section 3.09, in lieu of receiving the monthly pension benefit provided in subsection (a), a Participant may elect (as provided in subsection (c) below) to receive his or her pension benefit payable in one of the following forms which is of Actuarial Equivalent Value to the benefit to which the Participant was entitled under subsection (a):

               (1) Joint and 50% Survivor Annuity. A Participant may elect to receive his or her Accrued Benefit in the form of a joint and 50% spousal survivor annuity provided that the Participant is married on his or her Annuity Starting Date.

               (2) Lump Sum. A Participant may elect to receive his or her Accrued Benefit in a single sum payment. Present value shall be determined using the Actuarial Equivalent factors for lump sums as specified in Section 1.02(a), but in no event will the lump sum be less than the amount determined in 3.01(b) prior to conversion to a single life annuity.

        (c) Election of Options. An election of an optional benefit form must be in writing (on a form provided by the Committee) filed with the Committee prior to the commencement of retirement benefit payments. If no election is made, then the normal form of benefit in subsection (a) or the form of benefit specified in
Section 3.09, as applicable, will be deemed to have been elected by the Participant. Once an election of an optional benefit form has been made and filed with the Committee or has been deemed to have been made, and unless it is rescinded or changed before the commencement of benefit payments or before the purchase of an annuity that will pay the Participant's benefits, it cannot be rescinded or changed by the Participant.

        3.05 PAYMENTS TO MINORS AND INCOMPETENTS. If the Committee shall receive evidence satisfactory to it (a) that a Participant or surviving spouse entitled to receive any benefit under this Plan is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such benefit and to give a valid release therefor, (b) that another person or an institution is then maintaining or has custody of such Participant or surviving spouse, and (c) that no guardian, committee or other representative of the estate of such Participant or surviving spouse has been duly appointed, the Committee may authorize the Trustee to make payment of the benefit otherwise payable to such Participant or surviving spouse to such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release given by such other person or institution shall be a valid and complete discharge for the payment of such benefit.

        3.06 NON-LOCATABLE PARTICIPANTS. The Committee shall make a reasonable effort to locate all persons entitled to benefits under the Plan. Should the Committee be unable to locate any person entitled to benefits, such benefits will remain in the Fund and shall be payable to such person at any future date that such person is located by the Committee. Before the Committee can deem that a person cannot be located, the Committee shall send a certified letter to such person at his or her last known address advising the person that benefit payments shall be suspended unless the person responds to such certified letter.

        3.07 CASH-OUT BY COMMITTEE. Notwithstanding any other provision of this Plan, if the Actuarial Equivalent of the Participant's Accrued Benefit upon his or her termination of employment prior to his or her Normal Retirement Date, or the Actuarial Equivalent of his or her Normal or Delayed Retirement benefit upon retirement, is less than or equal to five thousand dollars ($5,000.00), his or her benefit shall be distributed in an immediate lump sum. Actuarial equivalence shall be determined using the factors for lump sums, but in no event will the lump sum be less than the amount determined in 3.01(b) prior to conversion to a single life annuity. No lump sum distribution may be made under this subsection if the present value exceeds $5,000.00 on or after payment of the benefit has commenced in the form of an annuity.

        If payment is made under this Section, it shall represent full and final payment from the Plan and shall completely discharge the Plan's obligation to pay such benefit. Any Participant who is zero percent (0%) vested upon termination of employment will be deemed to have received a cash-out distribution upon his or her termination of employment, provided, however, that if such Participant is reemployed by the Employer before incurring five (5) consecutive Breaks in Service, the Participant will be deemed to have repaid the deemed distribution.

        3.08 MAXIMUM LIMITATION ON BENEFITS. In no event shall any benefit be payable from this Plan if such benefit would cause the Plan or any other plan maintained by the Employer to violate the limitations of Code section 415 and the regulations thereunder. For purposes of applying the limits of Code section 415, the limitation year is the Plan Year. If the combined fraction of Code section 415(e) applicable to the Plan would exceed 1.0, the Participant's benefit hereunder shall be reduced to the extent necessary to reduce such fraction to 1.0, any such reduction being made in accordance with Code section 415 and the regulations thereunder.

        3.09 STANDARD BENEFIT PROVISIONS.

        (a) Effect of Section. This Section shall take precedence over any conflicting provision in this Plan.

        (b) Joint and 50% Survivor Annuity.

               (1) Unless a vested Participant who retires under the Plan makes a qualified election (as defined below) of a different form of benefit within the ninety (90) day period ending on the Annuity Starting Date, such a Participant's retirement allowance will be paid in the form of a joint and 50% survivor annuity.

               (2) Notwithstanding the foregoing, if the present value of the joint and 50% survivor annuity to which a Participant becomes entitled hereunder is five thousand dollars ($5,000) or less (as provided in Section 3.07), the Employer shall, at any time prior to the Annuity Starting Date, direct the Trustee to pay to the Participant or to the Participant's spouse, as applicable, in lieu of the joint and 50% survivor annuity, the principal sum that amounts to the present value of such benefit as of the date of payment, and, if such payment is made, it will fully discharge the Plan's obligations to the Participant and the Participant's spouse. Present value shall be determined using the factors for lump sums, but in no event will the lump sum be less than the amount determined in 3.01(b) prior to conversion to a single life annuity.

        (c) Definitions.

               (1) Qualified Election: A Participant's written waiver of the joint and 50% survivor annuity and election to receive benefits in the Plan's normal form of benefit or in one of the optional forms permitted under the Plan. A Participant's spouse must consent in writing to the waiver, and the spouse's consent must be notarized or witnessed by a Plan representative. The spouse's consent must acknowledge the effect of the waiver, election and consent and may be limited to consent to the specific form of benefit elected. A Participant who has elected an alternate form of benefit may not change that alternate form of benefit without his or her spouse's consent, given in the manner specified above, unless the previous spousal consent (A) expressly permitted the Participant to make future designations of benefit forms without any requirement of further spousal consent, and (B) acknowledged and expressly relinquished the right to limit the consent to an election of a specific benefit. If a Participant establishes to the satisfaction of the Committee that he or she is not married, that his or her spouse's written consent cannot be obtained because the spouse cannot be located, that the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, or that such other circumstances exist as are specified under applicable Internal Revenue Service regulations, a waiver by the Participant alone will be a qualified election (unless a qualified domestic relations order as described in 414(p) provides otherwise). Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. A Participant may revoke a previous waiver without the consent of his or her spouse at any time before benefits begin. A spouse may not revoke his or her written consent. A qualified election must be made within the qualified election period as defined below.

               (2) Spouse (Surviving Spouse): For purposes of Section 3.09(b), the spouse or surviving spouse of a Participant, provided that the Participant and the Participant's spouse are married to each other on the Annuity Starting Date, and further provided that a former spouse will be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code section 414(p).

               (3) Joint and 50% Survivor Annuity: A reduced retirement allowance commencing on Normal Retirement Date, or, with the consent of the Participant, commencing on the earliest retirement age, of Actuarially Equivalent value to the benefit payable under Section 3.04(a), payable during the retired Participant's life, with the provision that, after his or her death, a monthly benefit equal to one half of the monthly benefit payable during the Participant's life shall be continued during the life of and paid to his or her surviving spouse, with payments ceasing with the retired Participant's death if his or her spouse does not survive the retired Participant. A joint and 50% survivor annuity for a single Participant is a monthly benefit payable to the Participant during his or her life with payments ceasing upon the Participant's death.

               (4) Qualified Election Period: For a joint and 50% survivor annuity, the period which begins on the date the Participant receives the notice required below and ends on the Annuity Starting Date (such election period shall be no more than ninety (90) days and no less than thirty (30) days).

        (d) Notice Requirements.

               (1) In the case of a joint and 50% survivor annuity, within 90 days but not less than 30 days prior to the Annuity Starting Date, the Committee shall provide to each Participant, who will receive a joint and 50% survivor annuity, a written explanation of: (A) the terms and conditions of a joint and 50% survivor annuity; (B) the Participant's right to waive the joint and 50% survivor annuity form of benefit and the effect of such a waiver; (C) the rights of a Participant's spouse under this Section; and (D) the Participant's right to revoke a previous waiver of the joint and 50% survivor annuity and the effect of revoking such a waiver. A Participant must be furnished a general description of the eligibility conditions and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan (e.g., the extent to which optional forms are subsidized relative to the normal form of benefit or the interest rates used to calculate the optional forms).

               (2) In the case of any distribution (other than an automatic cash-out of five thousand dollars ($5,000) or less) which is to commence prior to the Participant's attainment of Normal Retirement Age, the Committee shall notify the Participant of the Participant's right to defer the commencement of the distribution until the Participant's attainment of Normal Retirement Age.

        3.10 DISTRIBUTION REQUIREMENTS.

        (a) General Rule. This Section is included in the Plan to comply with Code section 401(a)(9) and the regulations thereunder. To the extent that there is any conflict between the provisions of Code section 401(a)(9) and the regulations thereunder and any other provision in the Plan, the provisions of Code section 401(a)(9) and the regulations thereunder will control.

        (b) Commencement of Benefits. The distribution of benefits to a Participant must begin by the later of

               (1) the Participant's termination of employment with the Employer, or

               (2) the first day of April following the calendar year in which the Participant attains age 70-1/2.

Notwithstanding the preceding, if the Participant was a five percent (5%) owner (as defined in Code section 416(i)) at any time during the Plan Year in which such Participant attained age 66-1/2, or during any subsequent Plan Year, the required distribution commencement date is the first day of April following the calendar year in which the Participant attains age 70-1/2.

        (c) Death Distribution Provisions.

               (1) Death After Distribution. If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest, if any, will be distributed pursuant to the form in which the Participant's interest was being paid prior to the Participant's death.

               (2) Death Before Distribution. If the Participant dies before distribution of his or her interest commences, any benefits payable because of the Participant's death will be distributed pursuant to the provisions of
Section 3.07 and Article 4.

        (d) Reemployment after Distribution Commences.

        If a Participant who had terminated employment with a vested benefit is reemployed, and the Participant has received, is receiving or is eligible to receive benefits under the Plan when he or she is reemployed, the benefits (if any) to which the Participant was entitled under the Plan prior to such reemployment shall be suspended until the earlier of the Participant's (1) subsequent retirement, (2) termination of employment, (3) death, or (4) required distribution date determined under the Plan. Upon the subsequent commencement of benefit payments to the Participant following such suspension, the monthly amount of the Participant's benefit payable shall be determined by taking into account the Participant's reemployment; provided, however, that any Years of Credited Service for which the Participant has received a "cash-out distribution" shall be disregarded (unless the cash-out distribution is repaid as provided below), and any benefits payable with respect to the Participant's reemployment will be reduced or offset as and to the extent permitted by applicable law by any benefits previously paid to the Participant and/or by any actuarial adjustments provided hereunder due to the Participant's suspension of benefits; provided, however, that if the Participant receives the notice specified in Department of Labor Regulations section 2530.203-3, no actuarial adjustment will be made due to the Participant's suspension of benefits. Notwithstanding the preceding, a Participant's benefits shall not be suspended during any month during which he or she is credited with less than forty (40) Hours of Service.

        In the event of the retirement or the termination of employment of such a Participant following such suspension, the monthly amount of the Participant's pension payable following such retirement or termination of employment shall be no less than the monthly benefits previously being provided under the form of benefit chosen by the Participant at his or her initial retirement. If a Participant dies during the period of such a suspension and prior to such a subsequent retirement or termination of employment, the Participant's surviving spouse shall be entitled to the benefit, if any, provided under the form of benefit chosen by the Participant at his or her initial retirement and to any other death benefit provided under the Plan.

        3.11 DIRECT ROLLOVERS.

        (a) Notwithstanding any other provision of the Plan to the contrary, any Distributee who is to receive an Eligible Rollover Distribution may elect the direct trustee-to-trustee rollover of the distribution to an Eligible Retirement Plan. A direct rollover election must be made pursuant to the procedures established by the Committee and must specify the Eligible Retirement Plan to which the direct rollover is to be made. If the Distributee elects a direct rollover as permitted hereunder, the Committee shall make the rollover as elected. For purposes of this Section, the term "Eligible Rollover Distribution" has the meaning given such term in Code section 401(a)(31)(c), and currently means any distribution of all or any portion of the balance to the credit of the Distributee, except

               (1) any distribution that is one of a series of substantially equal periodic payments (not less frequent than annual) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more, and

               (2) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        (b) For purposes of this Section, the term Eligible Retirement Plan has the meaning given such term in Code section 401(a)(31)(D) and currently means

               (1) an individual retirement account described in Code section 408(a),

               (2) an individual retirement annuity described in Code section 408(b) (other than an endowment contract),

               (3) an annuity plan described in Code section 403(a), and

               (4) a qualified trust that is a defined contribution plan described in Code section 401(a), the terms of which permit the acceptance of direct rollovers.

However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is limited to the plans described in (1) and (2) in the preceding sentence. For purposes of this Section, the term Distributee includes the Participant and the Participant's surviving spouse. In addition, Distributee includes the Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order as described in Code section 414(p), with respect to the payee's interest under the Plan.

                                    ARTICLE 4

                                 DEATH BENEFITS

        4.01 DEATH PRIOR TO ANNUITY STARTING DATE: MARRIED PARTICIPANTS. If a Participant who is vested in his or her Accrued Benefit dies prior to his or her Annuity Starting Date, his or her surviving spouse shall be entitled to receive a death benefit, provided that the Participant and the surviving spouse were married for at least one year on the date of the Participant's death. The amount of the death benefit shall be determined by calculating the Participant's benefit amount, pursuant to the formula in Section 3.01, and converting that amount into a joint and 50% survivor annuity based upon the Participant's and the surviving spouse's attained age as of the first day of the month coincident with or next following the death of the Participant. In lieu of the survivor portion of the joint and 50% survivor annuity, a surviving spouse may elect to receive a lump sum benefit equal to 50% of the present value of the Participant's Accrued Benefit as of the date the Participant's death occurs. Notwithstanding the foregoing, if 50% of the present value of the death benefit is $5,000 or less as of the date of the Participant's death, an immediate lump sum distribution of the death benefit otherwise payable under this Section shall be made to the Participant's surviving spouse.

        Present value shall be determined using the factors for lump sums, but in no event will the lump sum be less than 50% of the amount determined in 3.01(b), prior to conversion to a joint and 50% survivor annuity.

        4.02 DEATH PRIOR TO ANNUITY STARTING DATE: UNMARRIED PARTICIPANTS. If a Participant who is unmarried or a Participant who has not been married to his or her surviving spouse for at least one year dies prior to his or her Annuity Starting Date, no death benefit shall be paid on his or her behalf.

        4.03 DEATH AFTER ANNUITY STARTING DATE: MARRIED PARTICIPANTS. The death benefits of a Participant who dies after his or her benefits under the Plan begin are those specified, if any, under the form in which the Participant's benefits were being paid.

                                    ARTICLE 5

                                  CONTRIBUTIONS

        5.01 EMPLOYER CONTRIBUTIONS. The Employer shall make all necessary contributions to meet the minimum funding requirements. No contributions toward the cost of such benefits shall be required of any of the Participants. The Employer's contributions shall be payable at such intervals and in such amounts as may be determined by the actuaries for the Plan.

        5.02 DEDUCTIBILITY OF CONTRIBUTIONS. Employer contributions for a Plan Year shall not exceed an amount which, when combined with all other contributions under the Plan for the Plan Year, equals the maximum contribution which would be deductible by the Employer under Code section 404 (including carryovers) for the applicable fiscal year of the Employer.

                                    ARTICLE 6

                            AMENDMENT AND TERMINATION

        6.01 PLAN SPONSOR'S RIGHT TO AMEND. The Plan Sponsor shall have the right to amend this Plan in any and all respects at any time and from time to time, including the right to reduce or suspend contributions; provided, however:

        (a) that no amendment shall increase the duties or liabilities of the Trustee without its consent;

        (b) that no amendment shall deprive any Participant of any benefit protected under Code section 411(d)(6), except as permitted under Code section 411(d)(6);

        (c) that no amendment shall provide for the use of the Fund other than for the benefit of Participants and their beneficiaries, except as provided in
Section 12.07; and

        (d) that no amendment shall deprive any Participant of any vested interest in his or her Accrued Benefit. If the Plan's vesting schedule is amended, any Participant having not less than three (3) Years of Vesting Service shall be permitted to elect, in writing, to the Committee, to have his or her Vested Percentage computed under the Plan without regard to such amendment, provided such Participant's Vested Percentage at some point under the amended schedule may be less than such Participant's Vested Percentage at some point under the prior vesting schedule.

               The period during which the vesting schedule election must be made by the Participant shall begin no later than the date the Plan amendment is adopted and end no later than the latest of the following dates:

               (1) The date which is sixty (60) days after the day the amendment is adopted;

               (2) The date which is sixty (60) days after the day the amendment becomes effective;

               (3) The date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Plan Sponsor or Committee.

        6.02 TERMINATION OF THE PLAN.

        (a) The Plan Sponsor reserves the right to terminate all or any portion of the Plan or to terminate or limit the participation of any Employer in the Plan at any time. Such termination shall be by a resolution of the Plan Sponsor's Board of Directors, and a copy of this resolution shall be delivered to the Trustee and to the Committee.

        (b) In the event of a termination or partial termination, as determined under applicable Internal Revenue Service regulations and rulings, of the Plan, all affected Participants on the date of the termination or partial termination, to the extent required by law, shall have a nonforfeitable right to benefits under this Plan accrued on the date of the termination or partial termination to the extent the same are funded as of such date.

        (c) Upon termination or partial termination of the Plan as described above, the Committee, to the extent necessary, shall make provision for any expenses of the Plan, and the Committee shall allocate the assets of the Fund as appropriate. Upon such allocation of assets, the Committee shall have the authority to direct the liquidation and distribution of the Fund.

        (d) The allocation of Plan assets upon Plan termination will be in the manner provided in ERISA section 4044. If, after following the order of allocations in ERISA section 4044, there are any Plan assets remaining, then such amount shall be returned to the Employer.

        6.03 RELEASE AND DISCHARGE OF COMMITTEE. Notwithstanding the above, in case the Plan is terminated in whole or in part as authorized by ERISA section 4041 (or by the Pension Benefit Guaranty Corporation pursuant to ERISA section
4042) (or corresponding provisions of any subsequent applicable law in effect at the time), the Committee (or the trustee appointed upon the application of the Pension Benefit Guaranty Corporation), to the extent permitted under applicable law, shall distribute the assets in the Fund. To the extent permitted by ERISA, when the assets in the Fund shall have been so applied or distributed and the accounts of the Fund shall have been so settled, the Committee shall be released and discharged from all further accountability or liability respecting the Plan and the Fund (or that part of the Fund so applied or distributed if the Plan is terminated only in part) and shall not be responsible in any way for the further disposition of the Fund (or that part of the Fund so applied or distributed, if the Plan is terminated only in part) or any part thereof so applied or distributed.

                                    ARTICLE 7

                                 ADMINISTRATION

        7.01 ADMINISTRATION. The Administration of this Plan shall be the responsibility of the following named fiduciaries, who are designated as such for purposes of ERISA:

        (a) The Trustee with respect to the management, control and investment of the Trust (except to the extent the Trustee is subject to the direction of the Committee or an investment manager) and the payment of benefits to Participants and their beneficiaries;

        (b) The Committee or other person or persons designated by the Committee for purposes of determining appeals with respect to denied claims for benefits; and

        (c) The Committee with respect to controlling and managing the administration and operation of the Plan as hereinafter set forth. The Committee may, through a written instrument, designate other persons to carry out some or all of its fiduciary responsibility.

The authority of each named fiduciary in its designated area of responsibility as aforesaid shall be exclusive, and no named fiduciary shall have either authority or responsibility to exercise any discretion or control other than as specifically delegated to the named fiduciary hereunder. Any person or group of persons or entity may serve in more than one fiduciary capacity with respect to the Plan.

                                    ARTICLE 8

                                  THE COMMITTEE

        8.01 MEMBERS. The Committee shall be designated by the Plan Sponsor and may be the Plan Sponsor or a committee of one or more individuals. A member of the Committee shall serve until death, resignation or removal by the Plan Sponsor. A member of the Committee may, but need not, be a Participant in the Plan.

        8.02 PROCEDURE.

        (a) The Committee may elect from among its membership, by a majority vote for each, a secretary and such other officers as the Committee may deem expedient. The Committee shall meet as often as its Chairperson deems necessary to carry out its functions. Any other two (2) members of the Committee may call a meeting at any time by giving due notice thereof to the Chairperson and the other Committee members.

        (b) Action by the Committee on any matter of substance or on any matter that requires the exercise of discretion by the Committee shall be taken at a meeting of the Committee by a majority vote or by unanimous written consent without a meeting. Action on purely administrative matters may be taken by any member designated by a majority of the entire Committee to act upon such administrative matter. However, no member of the Committee who is a Participant shall vote or act on any question concerning only his or her rights or his or her beneficiaries' rights under the Plan.

        8.03 POWERS AND RESPONSIBILITIES. The Committee shall have the following powers and responsibilities:

        (a) Under advice of counsel, who may be counsel to the Employer or counsel of its own selection, construing the Plan, and remedying any ambiguities, inconsistencies or omissions.

        (b) Determining all questions relative to the eligibility of employees to be Participants and the benefits of Participants or beneficiaries.

        (c) Establishing reasonable rules for the administration of the Plan.

        (d) Maintaining appropriate records relating to Participants and their beneficiaries.

        (e) Communicating the funding policy to the Trustee and to any investment managers whose duties are to determine the investment policy of the Fund.

        (f) Preparing and filing such reports and returns with respect to the Plan as are required by law.

        (g) Appointing such investment managers with respect to all or any designated part of the Fund as it shall deem appropriate.

        (h) Performing other duties necessary for the administration of this Plan which appear to the Committee to be necessary or appropriate in order properly to administer and operate the Plan.

        The Committee shall discharge its duties for the exclusive purpose of providing benefits hereunder and defraying the reasonable expenses of operating the Plan and with the skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

        In carrying out its duties herein, the Committee shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

        8.04 CERTIFICATIONS AND INVESTIGATIONS.

        (a) Whenever in the administration of the Plan a certification by the Employer is required to be given to the Committee, or if the Committee shall deem it necessary that a matter be proved by certification of the Employer prior to taking or omitting any action hereunder, such certification shall be duly made, and the matter shall be deemed proved, by an instrument delivered to the Committee, signed in the name of the Employer by its duly authorized representative. The Committee shall be empowered to act, and shall be protected in acting, upon such instrument. Further, the Committee shall be empowered to act, and shall be protected in acting, upon any notice, resolution, order, offer, telegram, letter or other document believed by the Committee to be genuine and to have been signed by the proper party or parties.

        (b) The Committee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and shall be entitled to withhold the payment of benefits until the identity and mailing addresses of persons entitled to benefits are certified to it by the Employer or by such person.

        8.05 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Committee, and the Committee shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

        (a) The specific reason or reasons for denial, with specific references to the Plan provisions on which the denial is based;

        (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

        (c) An explanation of the Plan's claims review procedure.

        The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Committee's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Committee to the Claimant within the initial ninety (90) day period, and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Committee expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

        Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence, (or such Claimant's authorized representative) may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Committee. Upon such a request for review, the claim shall be reviewed by the Committee (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

        The decision on review normally shall be made within sixty (60) days of the Committee's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Committee, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

        8.06 ADVICE. The Committee may secure specialized advice or assistance as it deems necessary or desirable in connection with the administration and operation of the Plan and shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, any advice or opinion so obtained. All expenses of the Committee incurred in obtaining such advice hereunder shall be proper charges to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expenses.

        8.07 DELEGATION. The Committee shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of duties, powers or responsibilities delegated to such person shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. Further, the Committee may authorize one or more persons to execute any certificate or document on behalf of the Committee, in which event any person notified by the Committee of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Committee until such third person shall have been notified of the revocation of such authority. Except to the extent required by ERISA, the Committee shall not be liable for any act or omission of any person to whom the Committee's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to such person, except to the extent required by ERISA.

        8.08 LIABILITY; INDEMNIFICATION. Except to the extent required by ERISA, no member of the Committee shall incur any liability: (a) by virtue of any contract, agreement, bond or other instrument made or executed by the member or on the member's behalf as a member of the Committee, (b) for any act or failure to act, or any mistake or judgment made by the member, with respect to the business of the Plan, unless resulting from the member's gross negligence or willful misconduct, or (c) for the neglect, omission or wrongdoing of any other member of the Committee or of any person employed or retained by the Committee. The Employer shall indemnify and hold harmless each member of the Committee from the effects and consequences of the member's acts, omissions and conduct with respect to the Plan, except to the extent that such effects and consequences shall result from the member's own willful misconduct or gross negligence. The foregoing right to indemnification shall be in addition to such other rights as the Committee may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Committee may be entitled pursuant to the by-laws of the Employer, and, if the Committee is an Employee, service as the

Committee shall be deemed in partial fulfillment of the member's employment function. In all computations, the Committee shall be entitled to rely fully upon data furnished by the Employer and upon information furnished it by or on behalf of an Employee or Employees.

        8.09 INSURANCE. The Plan may purchase, as an expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of an act or omission by a fiduciary. In addition, any fiduciary may purchase, from and for the fiduciary's own account, insurance to protect the fiduciary in the event of a breach of fiduciary duty, and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan. The cost of such insurance shall be a proper charge to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expense.

        8.10 BONDING. The Committee shall arrange for such bonding as is required by law. Bonding in excess of the amount required by law shall not be considered required, but shall be permitted, by this Plan. The costs for such bonding shall be paid by the Employer or, if the Employer elects, from the Trust.

        8.11 COMPENSATION. The Committee shall serve without compensation, but all expenses of the Committee incurred in the performance of duties hereunder shall be proper charges to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expenses.

        8.12 PLAN RECORDS. The Committee, or the Secretary of the Committee shall keep or cause to be kept records reflecting administration of the Plan, which records shall be subject to audit by the Employer. A Participant may examine only those records pertaining directly to the Participant.

        8.13 INSTRUCTIONS TO TRUSTEES. The Committee shall provide appropriate written instructions to the Trustee signed by an authorized member or members of the Committee to enable it to make the distributions provided for in the Plan. The Trustee shall be entitled to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by an authorized member of the Committee or an officer of the Employer, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein, unless it knows that the direction or instruction constitutes a breach of the Committee's or an Employer's fiduciary responsibility with respect to the Plan.

        8.14 INVESTMENT MANAGERS. The Plan Sponsor's power to retain the services of an investment manager(s) for the management of (including the power to acquire and dispose of) all or any part of the Fund's assets, shall be limited to the retention of such persons or firms that are registered as investment managers under the Investment Advisers Act of 1940, as banks (as defined in that

Act), or which are insurance companies qualified to manage, acquire or dispose of the Fund's assets under the laws of more than one state, and provided that each of such persons or firms has acknowledged to the Committee and the Trustee in writing that he or she is a fiduciary with respect to the Plan. In such event, the Trustee shall not be liable for the acts or omissions of such investment manager or managers, nor shall it be under any obligation to invest or otherwise manage any assets which are subject to the management of such investment manager or managers.

                                    ARTICLE 9

                                TRUST AND TRUSTEE

        9.01 TRUST FUND. All of the assets of the Plan shall be held by a Trustee pursuant to a Trust Agreement between the Plan Sponsor and the Trustee. The Trustee will receive, invest and administer all contributions made under the Plan in accordance with the Trust Agreement. The provisions of the Trust Agreement are incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement.

        Except as provided in Section 12.07, no part of the corpus or income of the Trust shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their beneficiaries under the Plan, prior to the satisfaction of all liabilities with respect to them; provided, however, that no person shall have any interest in or right to any part of the earnings of the Trust, or any rights in, or to, or under the Trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan and in the trust instrument, and, provided that, except to the extent required under ERISA, the Employer shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee.

                                   ARTICLE 10

                           MERGERS AND CONSOLIDATIONS

        10.01 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE EMPLOYER. In the event of merger or consolidation of the Employer, or transfer of all or substantially all of its assets to any corporation or other business, provisions may be made by any successor organization for the continuance of this Plan, and said successor shall in such event be substituted in place of the Employer by an appropriate instrument confirming such substitution and adopting this Plan. Notice of such substitution delivered to the Trustee shall be authority to the Trustee to recognize such successor in place of the Employer. The continuation of this Plan shall be by a separate plan and trust, to which the Trustee shall transfer the Plan Accounts of Employees of that Employer.

        10.02 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN. In the event of the merger, consolidation or transfer of the assets of the Plan with any other pension or profit sharing plan, such action shall be on terms providing that each Participant in this Plan would (if the transferee plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before such action (if the Plan had then terminated).

                                   ARTICLE 11

                              TOP HEAVY PROVISIONS

        11.01 TOP HEAVY REQUIREMENTS. Notwithstanding anything contained herein to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the Plan shall meet the following requirements for such Plan Year:

        (a) Minimum Vesting Requirements. Vesting shall be determined in accordance with one of the following schedules as designated by the Committee by written resolution, except that if the vesting schedule then in effect is more favorable in all respects to Participants than either of the following schedules, the vesting schedule then in effect shall continue to apply:

               (1) A Participant will have a fully vested interest in his or her Accrued Benefit under the Plan upon completion of not more than three (3) Years of Vesting Service; or

               (2) A Participant's vested interest in his or her Accrued Benefit under the Plan will be determined under a schedule which is not less favorable to the Participant than the following:

============================================================================================

            YEARS OF VESTING SERVICE                          VESTED INTEREST
--------------------------------------------------------------------------------------------
                  Less than 2                                        0%
--------------------------------------------------------------------------------------------

               2 but less than 3                                    20%
--------------------------------------------------------------------------------------------

               3 but less than 4                                    40%
--------------------------------------------------------------------------------------------

               4 but less than 5                                    60%
--------------------------------------------------------------------------------------------

               5 but less than 6                                    80%
--------------------------------------------------------------------------------------------

                   6 or more                                        100%
============================================================================================

               If the Committee fails to designate one of the preceding schedules, Schedule (2) shall be deemed to have been designated.

               If this Plan is found to be a Top Heavy Plan and subsequently ceases to be a Top Heavy Plan, then the vested interest of a Participant with fewer than three (3) Years of Vesting Service on the date on which the Plan ceases to be a Top Heavy Plan in benefits accrued with respect to Plan Years after the Plan ceases to be a Top Heavy Plan shall be determined without regard to the preceding schedules; the vested interest of a Participant with more than three (3) Years of

Vesting Service on that date shall in that event, upon the Participant's election, continue to be determined by the preceding schedules.

        (b) Minimum Benefit Requirement. The Plan shall provide a minimum benefit for each Participant who is a Non-Key Employee which, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning at normal retirement age (as defined in Code section 411(a)), shall not be less than the Participant's average compensation for years in the Testing Period multiplied by the lesser of:

               (1) Two percent (2%) times the Participant's Years of Vesting Service; or

               (2) Twenty percent (20%).

               For purposes of this subsection, years of service shall be determined under the rules of paragraphs (4), (5) and (6) of Code section 411(a) but shall exclude any year of service if the plan was not a Top Heavy Plan for the Plan Year ending during such year of service, or if such year of service was completed in a Plan Year beginning before January 1, 1984. A Participant's Testing Period for purposes of determining his or her average compensation under this subsection is the five (5) consecutive calendar years during which the Participant had the greatest aggregate compensation from the Employer, excluding calendar years ending in a Plan Year beginning before January 1, 1984 and calendar years beginning after the close of the last year in which the Plan is a Top Heavy Plan.

               The minimum benefit shall be increased to three percent (3%) of average compensation per year of service, but not more than thirty percent (30%) of average compensation, if such increase is necessary to avoid the application of Code section 416(h)(1), relating to special adjustments to Code section 415 limits for Top Heavy Plans, and if the adjusted limitations of Code section 416(h)(1) would otherwise be exceeded if such minimum benefit were not so increased.

               No minimum benefit will be required for a Participant under this Plan if the Employer maintains another qualified plan under which a minimum benefit or contribution is being funded or made for such year for the Participant in accordance with Code section 416(c).

               For purposes of this subsection, the term "compensation" shall have the meaning given in Code section 415.

        (c) Additional Super Top Heavy Requirement. If the Plan is a Super Top Heavy Plan for any Plan Year, the limitations on benefits contained in Code section 415 shall be adjusted pursuant to Code section 416(h) and section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982.

        11.02 TOP HEAVY PLAN DEFINITIONS. For purposes of this Article, the following terms shall have the meanings provided below:

        (a) A plan is a "Top Heavy Plan" if, as of the Determination Date, the aggregate of the accounts of Key Employees under a defined contribution plan exceeds sixty percent (60%) of the aggregate of the accounts of all employees under such plan or, in the case of a defined benefit plan, the present value of the cumulative Accrued Benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accrued Benefits under the plan for all employees, all as adjusted by and determined in accordance with the provisions of Code section 416(g). The determination of whether a plan is Top Heavy shall be made after aggregating each Plan of the sponsoring Employer in which at least one Key Employee participates and each other plan of the sponsoring Employer which enables any plan in which at least one Key Employee participates to meet the requirements of Code sections 401(a)(4) or 410, and after aggregating any plan not required to be aggregated by the foregoing if such aggregated group of plans, taking such plan into account, continues to meet the requirements of Code sections 401(a)(4) and 410. A plan is a "Super Top Heavy Plan" if, as of the Determination Date, the plan would meet the test specified above for being a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subsection.

               Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top Heavy (within the meaning of Code section 416(g)), the Accrued Benefit of an Employee other than a Key Employee (within the meaning of Code section 416(i)(1)) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(c).

        (b) The "Determination Date" for purposes of determining whether a plan is Top Heavy for a particular plan year is the last day of the preceding plan year (or, in the case of the first plan year of a plan, the last day of the first plan year).

        (c) A "Key Employee" is any employee or former employee (including a beneficiary of such employee or former employee) who at any time during the plan year or any of the four (4) preceding plan years is:

               (1) An officer of the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code section 414(b), (c), (m) or (o) who has annual compensation (as defined below) from the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code section 414(b), (c), (m) or (o) of more than fifty percent (50%) of the amount in effect under Code section 415(b)(1)(A) for the plan year (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (A) fifty (50) or, (B) the greater of three (3) or ten percent (10%) of all employees);

               (2) One (1) of the ten (10) Employees owning (or considered as owning within the meaning of Code section 318) both more than a one-half percent (1/2%) ownership interest and the largest percentage ownership interests in the Employer, and as annual compensation (as defined below) of more than the amount in effect under Code section 415(c)(1)(A). For purposes of this Section, if two
(2) Employees have the same interests in the Employer, the Employee having greater annual compensation (as defined below) from the Employer shall be treated as having a larger interest;

               (3) A person owning (or considered as owning within the meaning of Code section 318) more than five percent (5%) of the outstanding stock of the plan sponsor or stock possessing more than five percent (5%) of the total combined voting power of all stock of the plan sponsor; or

               (4) A person who has an annual compensation (as defined below) from the plan sponsor (or any corporation required to be aggregated with the plan sponsor under Code section 414(b), (c), (m) or (o)) of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (3) hereof if one percent (1%) were substituted for five percent (5%).

               For purposes of applying Code section 318 to the provisions of this subsection, subparagraph (c) of Code section 318(a)(2) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections (b), (c) and (m) of Code section 414 shall not apply for purposes of determining ownership of the plan sponsor under this subsection.

               For purposes of determining whether an Employee is a Key Employee, annual compensation means compensation as defined in Code section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code section 125, 402(e)(3), 402(h) or 403(b).

        (d) A "Non-Key Employee" is any participant in a plan (including a beneficiary of such participant) who is not a Key Employee.

                                   ARTICLE 12

                                  MISCELLANEOUS

        12.01 NO RIGHT TO EMPLOYMENT. Participation in this Plan shall not give any person the right to be retained in the employ of the Employer, or any right or interest in this Plan other than as herein provided.

        12.02 HEADINGS. The headings and sub-headings in this instrument are inserted for convenience of reference only and are not to be considered in construing the provisions hereof.

        12.03 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

        12.04 GOVERNING LAW. This Plan shall be construed, administered and governed in all respects under and by the laws of the State of New York, except to the extent New York law shall have been pre-empted by ERISA.

        12.05 RULES AND REGULATIONS. By becoming a Participant, every Participant shall thereby be deemed to have agreed to abide by the rules and regulations of the Committee made in accordance with this Plan, and to sign all papers necessary for the compliance therewith.

        12.06 NO ASSIGNMENT OF BENEFITS. Except as expressly provided herein, no benefits under the Plan may be assigned or alienated, and the Trustee shall pay all amounts payable hereunder, and shall distribute all assets distributable hereunder, to any person, into the hands of such person and not unto any other person or corporation whatsoever, whether claiming by his or her authority or otherwise; nor may said payments be anticipated. Except as expressly provided herein, the interest of any Participant hereunder may not be assigned or encumbered, nor shall it be subject to attachment or other judicial process. However, deposit to the credit of the account of any person in a bank or trust company designated by such person in writing shall be deemed to be the equivalent of payment into the hands of such person. Notwithstanding the foregoing, amounts held for the benefit of a Participant may be paid in accordance with a qualified domestic relations order as described in Code section 414(p) (or a domestic relations order entered before January 1, 1985, which, in the judgment of the Committee, is entitled to be treated as a qualified domestic relations order), so long as the payment complies with Code section 414(p).

        12.07 EXCLUSIVE BENEFIT. The Trust Fund shall be held by the Trustee for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. No part of the Trust shall ever inure to the benefit of the Employer prior to the satisfaction of all liabilities to all Participants and their beneficiaries, except that:

        (a) Any contribution made to the Trust Fund by the Employer which is attributable to a mistake of fact may be returned to the Employer within one year after such contribution was made;

        (b) All contributions shall be conditioned on the initial qualification of the Plan under Code section 401, and if the Plan does not qualify, then such contributions may be returned to the Employer within one year after the date of denial of qualification of the Plan;

        (c) All contributions shall be conditioned on their deductibility under Code section 404, and any nondeductible contribution will be returned to the Employer within one year after the date of disallowance of such deduction;

        (d) If a return of contributions pursuant to the foregoing is due to a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution:

               (1) The amount which may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction; and

               (2) Earnings attributable to such excess contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned;

        (e) In the case of the termination of the Plan, any residual assets of the Plan shall be distributed to the Employer at the direction of the Committee (or of a trustee appointed upon the application of the Pension Benefit Guaranty Corporation) if all liabilities of the Plan to Participants and their beneficiaries have been satisfied and the distribution does not contravene any provision of law.

        12.08 RESTRICTED BENEFITS.

        (a) The annual Plan payments to a Participant in the Restricted Group (as defined below) for any calendar year may not exceed an amount equal to the annual payments that would be made to or on behalf of the Participant under

               (1) a straight life annuity that is the actuarial equivalent of the Participant's Accrued Benefit and any other Benefits (as defined below) to which the Participant is entitled under the Plan (disregarding any Social Security supplement within the meaning of section 1.411(a)-7(c)(4)(ii) of the Treasury Regulations), plus

               (2) the amount of any payments to which the Participant is entitled as a Social Security supplement under the Plan.

        (b) The restriction set forth in subsection (a) shall not apply to any payment if any of the following conditions is satisfied at the date as of which the payment is to be made:

               (1) after reduction to reflect the present value of all Benefits payable to or on behalf of the Participant under the Plan, the value of the Plan's assets would equal or exceed 110 percent of the value of the Plan's current liabilities, as defined in Code section 412(1)(7);

               (2) the present value of the Benefits payable to or on behalf of the Participant under the Plan is less than 1 percent of the value of the Plan's current liabilities, as defined in Code section 412(1)(7); or

               (3) the present value of the Benefits payable to or on behalf of the Participant under the Plan does not exceed $5,000 (or such greater amount as may be set forth in Code section 411(a)(11)(A)).

        (c) In the event of termination of the Plan, the benefits of any Participant in the Restricted Group shall be limited to a benefit that is nondiscriminatory under Code section 401(a)(4).

        (d) For purposes of this Section

               (1) The "Restricted Group" consists of the highly compensated employees and highly compensated former employees (within the meaning of Code section 414(q)) of the Plan Sponsor and the Affiliated Companies, but the total number in the Restricted Group for any year shall be limited to 25 and shall consist of those highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year for which compensation information is available.

               (2) The term "Benefit" includes, without limitation, any periodic income from the Plan, any withdrawal values payable to a living employee under the Plan, any Plan loans in excess of the amounts set forth in Code section 72(p)(2)(A), and any Plan death benefits not provided for by insurance on the employee's or former employee's life.

               (3) The "current liability" of the Plan as of any date may be based on the current liability reported on Schedule B of the Plan's most recent, timely-filed Form 5500 or 5500 C/R. For purposes of subsection (b), the value of the Plan's assets shall be determined on the same date as of which the current liability is determined.

        12.09 WITHDRAWAL OR TERMINATION BY AN EMPLOYER. Any Employer, by action of its board of directors or other governing authority and notice to the Plan Sponsor, the Committee and the Trustee, may withdraw from the Plan and Trust at any time, or may terminate the Plan and Trust with respect to its Employees at any time, without affecting other Employers not withdrawing or terminating. A withdrawing Employer may arrange for the continuation of this Plan and Trust in separate forms for its own Employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan and Trust by merger with an existing plan and trust, and transfer of Trust Fund assets. The Plan Sponsor may, in its absolute discretion, terminate an Employer's participation in this Plan at any time, without the consent of any Employer, Participant or beneficiary.





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

        IN WITNESS WHEREOF, as evidence of its adoption of this Plan, the Plan Sponsor and Participating Employers have caused this Plan to be executed, effective as of January 1, 1998.

ATTEST/WITNESS:                          GENENCOR INTERNATIONAL, INC.

                                         By:
----------------------------------          ------------------------------------
Print Name:                              Title:
           -----------------------             ---------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Date:
                                              ----------------------------------




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